                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14C INFORMATION

               Information Statement Pursuant to Section 14(c) of
             the Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:


/ /  Preliminary Information Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
/X/  Definitive Information Statement


                     STRATEGIC PARTNERS STYLE SPECIFIC FUNDS
                           THE TARGET PORTFOLIO TRUST
--------------------------------------------------------------------------------
                (Name of Registrant As Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Information Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the
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/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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

                     STRATEGIC PARTNERS STYLE SPECIFIC FUNDS
               STRATEGIC PARTNERS SMALL CAPITALIZATION GROWTH FUND STRATEGIC PARTNERS SMALL CAPITALIZATION VALUE FUND

                           THE TARGET PORTFOLIO TRUST
                      SMALL CAPITALIZATION GROWTH PORTFOLIO
                      SMALL CAPITALIZATION VALUE PORTFOLIO

                                   ----------

                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                            NEWARK, NEW JERSEY 07102

                                   ----------

                              INFORMATION STATEMENT

                                JANUARY 27, 2004

                                   ----------

TO THE SHAREHOLDERS:

     On September 3, 2003, at a regular meeting of the Board of Trustees of Strategic Partners Style Specific Funds and The Target Portfolio Trust (together, the Trusts), the Trustees approved new subadvisory agreements for Strategic Partners Small Capitalization Growth Fund and the Target Small Capitalization Growth Portfolio (together, the Growth Funds) and Strategic Partners Small Capitalization Value Fund and the Target Small Capitalization Value Portfolio (together, the Value Funds). The parties to the subadvisory agreement for the Growth Funds are Prudential Investments LLC (PI), the Trust's investment manager, and RS Investment Management, L.P. (RS Investments), a new subadviser for the Growth Funds. The parties to the subadvisory agreement for the Value Funds are PI and NFJ Investment Group L.P. (NFJ), a new subadviser for the Value Funds. This information statement describes the circumstances surrounding the Board's approval of the new subadvisory agreements and provides you with an overview of their terms. PI will continue as your Fund's investment manager. We are not asking you to take any action in response to this information statement. It is provided to inform you about the new subadvisers.

                                             By order of the Board,

                                             LORI E. BOSTROM
                                               SECRETARY


THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                     STRATEGIC PARTNERS STYLE SPECIFIC FUNDS
               STRATEGIC PARTNERS SMALL CAPITALIZATION GROWTH FUND STRATEGIC PARTNERS SMALL CAPITALIZATION VALUE FUND

                           THE TARGET PORTFOLIO TRUST
                      SMALL CAPITALIZATION GROWTH PORTFOLIO
                      SMALL CAPITALIZATION VALUE PORTFOLIO

                                   ----------

                                 (800) 225-1852
                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                            NEWARK, NEW JERSEY 07102

                                   ----------

                              INFORMATION STATEMENT

                                JANUARY 27, 2004

                                   ----------

     This information statement is being furnished to shareholders investing in the Strategic Partners Small Capitalization Growth Fund and Strategic Partners Small Capitalization Value Fund of Strategic Partners Style Specific Funds (Style Specific) and Small Capitalization Growth Portfolio and Small Capitalization Value Portfolio of The Target Portfolio Trust (Target, and together with Style Specific, the Trusts). We are providing this information statement instead of sending a proxy statement, under the terms of an order granted to us by the Securities and Exchange Commission (SEC). The order permits the Trusts' manager to hire new unaffiliated subadvisers and to make certain changes to existing subadvisory contracts with the approval of the Board of Trustees, without obtaining shareholder approval.

     The Trusts are management investment companies registered under the Investment Company Act of 1940, as amended (the Investment Company Act), and are both organized as Delaware statutory trusts. The Trusts' Trustees are referred to here as the "Board," "Board Members" or "Trustees." The Trust's principal executive office is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

     We are providing shareholders investing in Strategic Partners Small Capitalization Growth Fund and Target Small Capitalization Growth Portfolio (together, the Growth Funds), and Strategic Partners Small Capitalization Value Fund and Target Small Capitalization Value Portfolio (together, the Value Funds and collectively, with the Growth Funds the Funds) as of October 10, 2003 with this information statement. This information statement relates to the approval by the Trustees of new subadvisory agreements with new investment subadvisers for a portion of the assets of each Fund. The trustees approved

     1. A new subadvisory agreement dated as of October 6, 2003 between Prudential Investments LLC (PI) and RS Investment Management, L.P. (RS Investments) with respect to a portion of the assets of the Growth Funds, and

     2. A new subadvisory agreement dated as of October 6, 2003 between PI and NFJ Investment Group, L.P. (NFJ) with respect to a portion of the assets of the Value Funds (each, a Subadvisory Agreement).

A copy of each Subadvisory Agreement is attached as Exhibits A-1 and A-2. Each Fund has multiple subadvisers, and with respect to the Growth Funds, RS Investments replaced J.P. Morgan Fleming Asset Management (USA) Inc. (JP Morgan), which had served as one of the subadvisers to the Growth Funds since 1999. With respect to the Value Funds, NFJ replaced National City Investment Management Company (National City), which had served as one of the subadvisers to the Value Funds since 2002. Those subadvisory agreements terminated effective at the close of business on October 10, 2003, at which time RS Investments and NFJ assumed responsibility for managing the assets of the Funds previously managed by JP Morgan and National City, respectively. The previous subadvisory agreements between PI and each of JP Morgan and National City had last

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

been approved by the Trustees, including a majority of the Trustees who were not parties to the contract and were not interested persons of those parties, as defined in the Investment Company Act (the Independent Trustees), on May 28, 2003.


     Each Fund will pay for the costs associated with preparing and distributing this information statement to its respective shareholders. This information statement will be mailed on or about February 2, 2004.


THE MANAGER

     PI, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serves as manager to Style Specific under a management agreement dated as of August 25, 1999. PI serves as manager to Target under a management agreement dated as of November 9, 1992. PI is a wholly-owned subsidiary of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. As of September 30, 2003, PI served as the investment manager to all of the Prudential U.S. and offshore registered investment companies, and as the administrator to closed-end investment companies, with aggregate assets of approximately $108 billion.

     Information concerning each Trust's current management arrangements can be found in Exhibit B. Information concerning officers of each Trust is set forth in Exhibit C.

SHAREHOLDER REPORTS

     Each Trust's annual report for its most recent fiscal year ended has been sent to its shareholders. EACH TRUST'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS MAY BE OBTAINED WITHOUT CHARGE BY WRITING THE TRUST AT GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102 OR BY CALLING (800) 225-1852 (TOLL FREE).

NEW SUBADVISORY AGREEMENTS

     On September 3, 2003, the Trustees, including the Independent Trustees, unanimously approved the Subadvisory Agreements and the recommendation by PI of RS Investments to replace JP Morgan as a subadviser to a portion of the Growth Funds' assets, and of NFJ to replace National City as a subadviser to a portion of the Value Funds' assets. At that time, the Trustees also unanimously approved termination of the previous subadvisory agreements between PI and each of JP Morgan and National City. The Trustees decided to appoint RS Investments and NFJ as subadvisers (each, a Subadviser) to the Growth Funds and Value Funds, respectively, after PI informed the Board that it no longer wished to retain JP Morgan and National City to provide investment advisory services to the respective Funds and notified both JP Morgan and National City of its intention to terminate its subadvisory agreements for business reasons, as described below.

     For the fiscal year ended July 31, 2003, JP Morgan received $33,454 and for the fiscal year ended December 31, 2003, $44,176 for managing its portions of the Strategic Partners Small Capitalization Growth Fund and Target Small Capitalization Growth Portfolio, respectively. For the fiscal year ended July 31, 2003, National City received $77,975 and for the fiscal year ended December 31, 2003, $216,522 for managing its portions of the Strategic Partners Small Capitalization Value Fund and Target Small Capitalization Value Portfolio, respectively.

     Each Subadvisory Agreement contains terms and conditions similar to those of the subadvisory agreements with JP Morgan and National City. See "Terms of Subadvisory Agreements" below for a description of the new agreements. RS Investments and NFJ each render investment advice to the respective Funds in accordance with the investment objectives and policies of the Funds as established by the Trusts, and also makes investment decisions to purchase and sell securities on behalf of the respective Funds, subject to the supervision of PI.

     Section 15 of the Investment Company Act requires that a majority of a mutual fund's outstanding voting securities approve the fund's subadvisory agreements. However, on September 11, 1996, the SEC issued an order granting exemptive relief from certain requirements of Section 15 to PI and any future open-end management investment company managed by PI, provided that such investment company complies with the conditions of the order. According to the SEC's order, which is subject to a number of conditions, PI may enter into subadvisory agreements on behalf of certain funds, including the Funds, without receiving prior shareholder approval.

BOARD CONSIDERATION OF SUBADVISORY AGREEMENTS

     At a regular in-person meeting of the Boards at which a majority of the Trustees were in attendance (including a majority of the Independent Trustees), the Trustees of each Fund considered and unanimously approved the Subadvisory Agreements. In considering the approval of the Subadvisory Agreements, the Trustees, including the Independent Trustees, considered whether the approval of the Subadvisory Agreements was in the best interests of the Funds. Before approving the new subadvisory agreements between PI and each Subadviser, the Trustees reviewed performance, compliance and organizational materials regarding RS Investments and NFJ, and received formal presentations from PI at their September 3, 2003 meeting. Representatives of RS Investments and NFJ participated in the discussions with the Trustees at the meeting.

     In its presentations to the Trustees, PI explained that JP Morgan's weak stock selection had led to inconsistent performance over time for the Growth Funds. With respect to the Value Funds, PI stated that it had lost confidence in National City's ability to produce strong results in the wake of recent departures of key professionals on National City's small cap value management team.

     PI advised the Trustees that following a research screening process intended to identify potential advisers, it had recommended that the Trustees approve new subadvisory agreements with RS Investments and NFJ to manage a portion of the Growth Funds' and Value Funds' assets, respectively. Among the factors considered by the Trustees in approving the selection of RS Investments and NFJ were the following:

     - The investment approaches of RS Investments and NFJ would complement the approaches of the other subadvisers to the respective Funds.

     - RS Investments and NFJ have each provided consistent performance over time within the asset sectors they would be managing and have strong results relative to other investment advisers specializing in small cap growth stocks and small cap value stocks, respectively.

     - RS Investments' fund management team has considerable experience in investing in small cap growth stocks, conducting on-site visits of companies, and maintaining an in-depth knowledge of the types of securities in which the Growth Funds invest.

     - NFJ consistently applies a bottom up investment style and historically has had low portfolio turnover and a pure value style, proven track record, strong research and consistent performance.

     - The fees for investment advisory services paid by the Funds to PI would be the same.

     The Trustees discussed and reviewed the terms of the Subadvisory Agreements. The material terms of the Subadvisory Agreements are substantially similar to those in the prior subadvisory agreements in effect with JP Morgan and National City. While the subadvisory fees to be paid to NFJ would be the same as the fees formerly paid to National City, the subadvisory fees to be paid to RS Investments would be higher than the fees formerly paid to JP Morgan. However, the Growth Funds' shareholders do not bear this extra cost.

     Based upon their review, the Trustees concluded that the Subadvisory Agreements with RS Investments and NFJ would be in the best interests of the respective Funds and their shareholders. Accordingly, after consideration of the above factors, and such other factors and information as they deemed relevant, the Trustees, including the Independent Trustees, unanimously approved the new Subadvisory Agreements.

INFORMATION CONCERNING RS INVESTMENTS

     RS Investments is an independent, privately held money management firm that specializes in domestic small and mid-cap stocks. As of June 30, 2003, the firm managed approximately $5 billion in no-load mutual funds, institutional separate accounts, and alternative investments. The principal office of RS Investments is at 388 Market Street, Suite 1700, San Francisco, CA 94111.

     Exhibit D contains information about other mutual funds managed by RS Investments with investment objectives and strategies similar to those of the Growth Funds. Exhibit D also lists the principal executive officers and directors of RS Investments.

INFORMATION CONCERNING NFJ

     NFJ, formed in 1989, is a wholly owned subsidiary of Allianz Dresdner Asset Management of America L.P. As of [June 30, 2003], the firm had over $2 billion of worldwide assets under management and advice. NFJ, a disciplined, value-oriented equity manager, is located at 2121 San Jacinto, Dallas, TX 75201.

     Exhibit D contains information about other mutual funds managed by NFJ with investment objectives and strategies similar to those of the Value Funds. Exhibit D also lists the principal executive officers and directors of NFJ.

TERMS OF SUBADVISORY AGREEMENTS

     The following summary of the Subadvisory Agreements is qualified in its entirety by reference to the copy of each Subadvisory Agreement attached as Exhibits A-1 and A-2 to this information statement.

     Under the Subadvisory Agreements, RS Investments and NFJ are compensated by PI on behalf of the respective Funds at rates based on a percentage of assets managed by RS Investment or NFJ of the Funds. PI pays the Subadviser at annual rates as follows:


FUND                    NEW              NEW                                 PREVIOUS
                        SUBADVISER       SUBADVISORY                         SUBADVISORY
                                         FEE                                 FEE
---------------------------------------------------------------------------------------------
Strategic Partners      RS Investments   0.50% of average daily net assets   0.40% of average
Style Specific Funds                     up to $150 million in assets, and   net assets
Strategic Partners                       0.45% of average daily net assets   (segment managed
Small Capitalization                     over $150 million (segment managed  by JP Morgan)
Growth Fund                              by RS Investments, combined with
                                         all other funds managed by PI for
                                         which RS Investments serves as a
                                         subadviser)
---------------------------------------------------------------------------------------------
The Target Portfolio    RS Investments   0.50% of average daily net assets   0.40% of average
Trust                                    up to $150 million in assets, and   net assets
Small Capitalization                     0.45% of average daily net assets   (segment managed
Growth Fund                              over $150 million (segment managed  by JP Morgan)
                                         by RS Investments, combined with
                                         all other funds managed by PI for
                                         which RS Investments serves as a
                                         subadviser)
---------------------------------------------------------------------------------------------
Strategic Partners      NFJ              0.40% of average daily net assets   0.40% of average
Style Specific Funds                     (segment managed by NFJ)            net assets
Strategic Partners                                                           (segment managed
Small Capitalization                                                         by JP Morgan)
Value Fund
---------------------------------------------------------------------------------------------
The Target Portfolio    NFJ              0.40% of average daily net assets   0.40% of average
Trust                                    (segment managed by NFJ)            net assets
Strategic Partners                                                           (segment managed
Small Capitalization                                                         by JP Morgan)
Value Fund
---------------------------------------------------------------------------------------------

These fees are not paid by the Funds, but are paid out of the advisory fees paid by each Fund to PI. Each Subadvisory Agreement provides that, subject to PI's and the Trustees' supervision, the Subadviser is responsible for managing the investment operations of its segment of each Fund and for making investment decisions and placing orders to purchase and sell securities for those portions of the Funds, all in accordance with the investment objectives and policies of the Funds as reflected in their current prospectuses and statements of additional information, and as adopted from time to time by the Board of Trustees. In accordance with the requirements of the Investment Company Act, each Subadviser also maintains all books and records relating to the transactions it executes, and provides the Trustees with periodic and special reports as the Board of Trustees reasonably requests.

     Each Subadvisory Agreement will remain in full force and effect for a period of two years from the date of its execution, and will continue thereafter as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the Investment Company Act) of each Fund, or by the Board of Trustees, including the approval by a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval; provided, however, that with respect to each Fund (1) the Subadvisory Agreement may be terminated at any time without the payment of any penalty, either by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, (2) the Subadvisory Agreement will terminate immediately in the event of its assignment (within the meaning of the Investment Company Act) or upon the termination of the Trust's management agreement with PI with respect to that Fund, and (3) the Subadvisory Agreement may be terminated at any time by the Subadviser or PI on not more than 60 days' written notice to the other party to the Subadvisory Agreement.

     Each Subadvisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, the Subadviser will not be liable for any act or omission in connection with its activities as subadviser to the Funds.

SHAREHOLDER PROPOSALS

     As Delaware statutory trusts, the Trusts are not required to hold annual meetings of shareholders and the Trustees currently do not intend to hold such meetings unless shareholder action is required in accordance with the Investment Company Act or the Trust's Declaration of Trust. A shareholder proposal intended to be presented at any meeting of shareholders of the Trust must be received by the Trust a reasonable time before the Trustees' solicitation relating thereto is made in order to be included in the Trust's proxy statement and form of proxy relating to that meeting, and presented at the meeting. A shareholder proposal intended to be presented at a meeting of Shareholders, but not included in the proxy materials relating to that meeting, must be received by the trust a reasonable time before the date of the meeting. The mere submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement or considered at the meeting because certain rules under the federal securities laws must be complied with before inclusion of the proposal will be required.

/s/ Lori E. Bostrom

Lori E. Bostrom
SECRETARY


Dated: January 27, 2004

                                                                     EXHIBIT A-1

                     STRATEGIC PARTNERS STYLE SPECIFIC FUNDS
               STRATEGIC PARTNERS SMALL CAPITALIZATION GROWTH FUND

                           THE TARGET PORTFOLIO TRUST
                      SMALL CAPITALIZATION GROWTH PORTFOLIO

                              SUBADVISORY AGREEMENT

     Agreement made as of this 6th day of October, 2003 between Prudential Investments LLC (PI or the Manager), a New York limited liability company, and RS Investment Management, L.P. (RS Investments or the Subadviser).

     WHEREAS, the Manager has entered into a Management Agreement (each, a Management Agreement) (i) dated August 25, 1999, with Strategic Partners Style Specific Funds and (ii) dated as of November 9, 1992, as amended, with The Target Portfolio Trust (the Trusts). Each of the Trusts is a Delaware statutory trust and a diversified, open-end management investment company registered under the Investment Company Act of 1940 as amended (the 1940 Act), pursuant to which PI acts as Manager of the Trusts; and

     WHEREAS, the Manager desires to retain the Subadviser to provide investment advisory services to each Trust and one or more of each Trust's respective series as specified in Schedule A hereto (individually and collectively, with the Trusts, referred to herein as the Fund) and to manage such portion of the Fund as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

     NOW, THEREFORE, the Parties agree as follows:

       1. (a) Subject to the supervision of the Manager and the Board of Trustees of each Fund, the Subadviser shall manage such portion of the Fund's portfolio, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objectives, policies and restrictions as stated in the Prospectus (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

              (i) The Subadviser shall provide supervision of such portion of the Fund's investments as the Manager shall direct and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Fund, and what portion of the assets will be invested or held uninvested as cash.

              (ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Declaration of Trust, By-Laws and Prospectus of the Fund provided to it by the Manager (the Fund Documents) and with the instructions and directions of the Manager and of the Board of Trustees of the Fund, co-operate with the Manager's (or its designee's) personnel responsible for monitoring the Fund's compliance and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission (the Commission). The Manager shall provide Subadviser timely with copies of any updated Fund documents.

              (iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Fund's portfolio, as applicable, and will place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated (or any broker or dealer affiliated with the Subadviser) to carry out the policy with respect to brokerage as set forth in the Fund's Prospectus or as the Board of Trustees may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. The Manager (or Subadviser) to the Fund each shall have discretion to effect investment transactions for the Fund through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadviser) with respect to the Fund and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.

              On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

              (iv) The Subadviser shall maintain all books and records with respect to the Fund's portfolio transactions effected by it as required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act, and shall render to the Fund's Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund's securities.

              (v) The Subadviser or its affiliate shall provide the Fund's Custodian on each business day with information relating to all transactions concerning the portion of the Fund's assets it manages, and shall provide the Manager with such information upon request of the Manager.

              (vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, Subadviser and Manager understand and agree that if the Manager manages the Fund in a "manager-of-managers" style, the Manager will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with such Subadviser (ii) periodically make recommendations to the Fund's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Fund's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

              (vii) The Subadviser acknowledges that the Manager and the Fund intend to rely on Rule 17a-10 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Fund with respect to transactions in securities for the Fund's portfolio or any other transactions of Fund assets.

              (b) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Fund to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

              (c) The Subadviser shall keep the Fund's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Manager all information relating to the Subadviser's services hereunder needed by the Manager to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund, and the Subadviser will surrender promptly to the Fund any of such records upon the Fund's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

              (d) In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations.

              (e) The Subadviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

              (f) The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Fund's portfolio, subject to such reporting and other requirements as shall be established by the Manager.

          2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Manager shall provide (or cause the Fund's custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Fund managed by the Subadviser, cash requirements and cash available for investment in such portion of the Fund, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Fund that affect the duties of the Subadviser).

          3. For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Fund's average daily net assets of the portion of the Fund managed by the Subadviser as described in the attached Schedule A. Liability for payment of compensation by the Manager to the Subadviser under this Agreement is contingent upon the Manager's receipt of payment from the Fund for management services described under the Management Agreement between the Fund and the Manager. Expense caps or fee waivers for the Fund that may be agreed to by the Manager, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Manager.

          4. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Fund may have against the Subadviser under federal or state securities laws. The Manager shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys fees, which may be sustained as a result of the Manager's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Manager, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Subadviser's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

          5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Fund and the Manager of the occurrence or anticipated occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change or anticipated change in control (as defined in the 1940 Act) of the Subadviser; provided that the Subadviser need not provide notice of such an anticipated event before the anticipated event is a matter of public record.

     Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary;
     (2) to the Fund at Gateway Center Three, 4th Floor, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser at 388 Market Street, Suite 1700, San Francisco, CA 94111.

          6. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees who may also be a Trustee, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

          7. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.

          8. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

          9. This Agreement shall be governed by the laws of the State of New York.

          10. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                        PRUDENTIAL INVESTMENTS LLC


                                        By: /s/ Robert F. Gunia
                                            ------------------------------------
                                             Name:  Robert F. Gunia
                                            Title:  Executive Vice President

                                        RS INVESTMENT MANAGEMENT, L.P.


                                        By: /s/ Steven M. Cohen
                                            ------------------------------------
                                             Name:  Steven M. Cohen
                                            Title:  Chief Financial Officer

                                   SCHEDULE A

     As compensation for services provided by RS Investment Management, L.P., Prudential Investments LLC will pay RS Investment Management, L.P. a fee equal, on an annualized basis, pursuant to the following schedule:

                                                                          ANNUAL FEE
FUND/SERIES:                                                    (AS A % OF AVERAGE NET ASSETS):
------------                                                    -------------------------------
Strategic Partners Style Specific Funds                0.50% of the average daily net assets of the portion of
  Strategic Partners Small Capitalization              each Fund subadvised by RS Investment Management,
  Growth Fund                                          LP up to $150 million in assets, and 0.45% of the
                                                       average daily net assets of the portion of the Fund
                                                       subadvised by RS Investment Management, LP on all
                                                       assets in excess of $150 million.

The Target Portfolio Trust Small                       0.50% of the average daily net assets of the portion of
  Capitalization Growth Portfolio                      each Fund subadvised by RS Investment Management,
                                                       LP up to $150 million in assets, and 0.45% of the
                                                       average daily net assets of the portion of the Fund
                                                       subadvised by RS Investment Management, LP on all
                                                       assets in excess of $150 million.

     For purposes of the fee calculation, the assets of the Funds subadvised by RS Investment Management, LP shall be aggregated, and combined with all other funds managed by PI for which RS Investment Management, LP serves as a subadviser.

Dated as of October 6, 2003.

                                                                     EXHIBIT A-2

                     STRATEGIC PARTNERS STYLE SPECIFIC FUNDS
               STRATEGIC PARTNERS SMALL CAPITALIZATION VALUE FUND

                           THE TARGET PORTFOLIO TRUST
                      SMALL CAPITALIZATION VALUE PORTFOLIO

                              SUBADVISORY AGREEMENT

     Agreement made as of this 6th day of October, 2003 between Prudential Investments LLC (PI or the Manager), a New York limited liability company, and NFJ Investment Group L.P. (NFJ or the Subadviser).

     WHEREAS, the Manager has entered into a Management Agreement (each, a Management Agreement) (i) dated August 25, 1999, with Strategic Partners Style Specific Funds and (ii) dated as of November 9, 1992, as amended, with The Target Portfolio Trust (the Trusts). Each of the Trusts is a Delaware statutory trust and a diversified, open-end management investment company registered under the Investment Company Act of 1940 as amended (the 1940 Act), pursuant to which PI acts as Manager of the Trusts; and

     WHEREAS, the Manager desires to retain the Subadviser to provide investment advisory services to each Trust and one or more of each Trust's respective series as specified in Schedule A hereto (individually and collectively, with the Trusts, referred to herein as the Fund) and to manage such portion of the Fund as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

     NOW, THEREFORE, the Parties agree as follows:

       1. (a) Subject to the supervision of the Manager and the Board of Trustees of each Fund, the Subadviser shall manage such portion of the Fund's portfolio, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objectives, policies and restrictions as stated in the Prospectus (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

              (i) The Subadviser shall provide supervision of such portion of the Fund's investments as the Manager shall direct and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Fund, and what portion of the assets will be invested or held uninvested as cash.

              (ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Declaration of Trust, By-Laws and Prospectus of the Fund provided to it by the Manager (the Fund Documents) and with the instructions and directions of the Manager and of the Board of Trustees of the Fund, co-operate with the Manager's (or its designee's) personnel responsible for monitoring the Fund's compliance and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission (the Commission). The Manager shall provide Subadviser timely with copies of any updated Fund documents.

              (iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Fund's portfolio, as applicable, and will place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated (or any broker or dealer affiliated with the Subadviser) to carry out the policy with respect to brokerage as set forth in the Fund's Prospectus or as the Board of Trustees may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. The Manager (or Subadviser) to the Fund each shall have discretion to effect investment transactions for the Fund through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934
           Act"), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadviser) with respect to the Fund and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.

              On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

              (iv) The Subadviser shall maintain all books and records with respect to the Fund's portfolio transactions effected by it as required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act, and shall render to the Fund's Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund's securities.

              (v) The Subadviser or its affiliate shall provide the Fund's Custodian on each business day with information relating to all transactions concerning the portion of the Fund's assets it manages, and shall provide the Manager with such information upon request of the Manager.

              (vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, Subadviser and Manager understand and agree that if the Manager manages the Fund in a "manager-of-managers" style, the Manager will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with such Subadviser (ii) periodically make recommendations to the Fund's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Fund's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

              (vii) The Subadviser acknowledges that the Manager and the Fund intend to rely on Rule 17a-10 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Fund with respect to transactions in securities for the Fund's portfolio or any other transactions of Fund assets.

           (b) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Fund to serve in the capacities in which they are elected.

       Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

           (c) The Subadviser shall keep the Fund's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Manager all information relating to the Subadviser's services hereunder needed by the Manager to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund, and the Subadviser will surrender promptly to the Fund any of such records upon the Fund's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

           (d) In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations.

           (e) The Subadviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

           (f) The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Fund's portfolio, subject to such reporting and other requirements as shall be established by the Manager.

       2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Manager shall provide (or cause the Fund's custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Fund managed by the Subadviser, cash requirements and cash available for investment in such portion of the Fund, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Fund that affect the duties of the Subadviser).

       3. For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Fund's average daily net assets of the portion of the Fund managed by the Subadviser as described in the attached Schedule A. Liability for payment of compensation by the Manager to the Subadviser under this Agreement is contingent upon the Manager's receipt of payment from the Fund for management services described under the Management Agreement between the Fund and the Manager. Expense caps or fee waivers for the Fund that may be agreed to by the Manager, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Manager.

       4. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Fund may have against the Subadviser under federal or state securities laws. The Manager shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys fees, which may be sustained as a result of the Manager's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Manager, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Subadviser's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

       5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Fund and the Manager of the occurrence or anticipated occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change or anticipated change in control (as defined in the 1940 Act) of the Subadviser; provided that the Subadviser need not provide notice of such an anticipated event before the anticipated event is a matter of public record.

     Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary;
     (2) to the Fund at Gateway Center Three, 4th Floor, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser at 2121 San Jacinto, Suite 1840, Dallas, TX 75201.

       6. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees who may also be a Trustee, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

       7. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.

       8. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

       9. This Agreement shall be governed by the laws of the State of New York.

       10. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.



                                        PRUDENTIAL INVESTMENTS LLC


                                        By: /s/ Robert F. Gunia
                                            -----------------------------------
                                             Name:  Robert F. Gunia
                                            Title:  Executive Vice President

                                        NFJ INVESTMENT GROUP L.P.


                                        By: /s/ Ben J. Fischer
                                            -----------------------------------
                                             Name:  Ben J. Fischer
                                            Title:  Managing Director

                                   SCHEDULE A

     As compensation for services provided by NFJ Investment Group L.P., Prudential Investments LLC will pay NFJ Investment Group L.P. a fee equal, on an annualized basis, pursuant to the following schedule:

                                                                          ANNUAL FEE
FUND/SERIES:                                                    (AS A % OF AVERAGE NET ASSETS):
------------                                                    -------------------------------
Strategic Partners Style Specific Funds                                      0.40%
   Strategic Partners Small Capitalization
   Value Fund

The Target Portfolio Trust                                                   0.40%
   Small Capitalization Value Portfolio

Dated as of October 6, 2003.

                                                                       EXHIBIT B

                             MANAGEMENT OF THE TRUSTS

THE MANAGER

     Prudential Investments LLC (PI or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serves as each Trust's Manager under a management agreement (the Management Agreements) dated as of August 25, 1999 with respect to Style Specific, and November 9, 1992 with respect to Target, and renewed thereafter as required by the Investment Company Act.

     Each Management Agreement was last approved by the Trustees of the Trusts, including a majority of the Trustees who were not parties to the contract and were not interested persons of those parties (as defined in the Investment Company Act) on May 28, 2003. The Management Agreements were approved by shareholders on August 25, 1999 with respect to Style Specific, and November 9, 1992 with respect to Target.

TERMS OF THE MANAGEMENT AGREEMENTS

     Pursuant to the Management Agreements of each Trust, PI is subject to the supervision of the Trustees and, in conformity with the stated policies of each Trust, manages both the investment operations of the Trusts, and the composition of the investment portfolios of the Trusts' Funds, including the purchase, retention and disposition of portfolio securities. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Trusts and each Fund thereof. The Manager will continue to have responsibility for all investment advisory services furnished pursuant to any such subadvisory agreements.

     The Manager reviews the performance of all subadvisers, and makes recommendations to the Trustees with respect to the retention and renewal of contracts. In connection therewith, PI is obligated to keep certain books and records of each Trust. PI also administers each Trust's business affairs and, in connection therewith, furnishes the Trusts with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by Bank of New York, the Trusts' custodian, and Prudential Mutual Fund Services LLC (PMFS), the Trusts' transfer and dividend disbursing agent. The management services of PI for the Trusts are not exclusive under the terms of the Management Agreements and PI is free to, and does, render management services to others.

     PI has authorized any of its directors, officers and employees who have been elected as Trustees or officers of one or both of the Trusts to serve in the capacities in which they have been elected. All services furnished by PI under the Management Agreements may be furnished by any such directors, officers or employees of PI.

     In connection with its management of the business affairs of the Trusts, PI bears the following expenses:

          (a) the salaries and expenses of all of its and each Trust's personnel, except the fees and expenses of Trustees who are not affiliated persons of PI or a subadviser for a Trust;

          (b) all expenses incurred by PI or by a Trust in connection with managing the ordinary course of the Trust's business, other than those assumed by the Trust, as described below; and

          (c) the fees payable to each subadviser pursuant to the subadvisory agreement between PI and each subadviser.

     For its services, PI is compensated by the Trusts at the annual rate of (i) ..70% of the average daily net assets of each of the Strategic Partners Small Capitalization Growth Fund and Strategic Partners Small Capitalization Value Fund and (ii) .60% of the average daily net assets of each of Target Small Capitalization Growth Portfolio and Target Small Capitalization Value Portfolio.

     Under the terms of the Management Agreements, each Trust is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Trustees who are not affiliated persons of the Manager or a subadviser for a Trust, (c) the fees and certain expenses of the Trust's custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Trust and of pricing Trust shares, (d) the charges and expenses of the Trust's legal counsel and independent accountants, (e) brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities transactions,
(f) all taxes and corporate fees payable by the Trust to governmental agencies, (g) the fees of any trade associations of which the Trust may be a member, (h) the cost of share certificates representing shares of the Trust,
(i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC and qualifying the Trust's shares under state securities laws, including the preparation and printing of the Trust's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholder and Board meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business.

     Each Management Agreement provides that PI will not be liable for any error of judgment or for any loss suffered by a Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreements will continue in effect only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. Each Management Agreement also provides that it will terminate automatically if assigned and that it may be terminated without penalty by the Trustees of the Trust, by vote of a majority of the Trust's outstanding voting securities (as defined in the Investment Company Act) or by the Manager, upon not more than 60 days' nor less than 30 days' written notice to the affected party.

INFORMATION ABOUT PI

     PI is a wholly-owned subsidiary of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential), a major, diversified insurance and financial services company. Prudential's address is Prudential Plaza, Newark, New Jersey 07102-4077. PI is organized in New York as a limited liability company.

     PI acts as manager for the following investment companies, in addition to the Trusts:

     Cash Accumulation Trust, COMMAND Money Fund, COMMAND Government Fund, COMMAND Tax-Free Fund, Dryden Ultra Short Bond Fund, Nicholas-Applegate Fund, Inc., (Nicholas-Applegate Growth Equity Fund), Dryden California Municipal Fund, Jennison Equity Fund, Inc., Prudential Europe Growth Fund, Inc., Prudential's Gibraltar Fund, Inc., Dryden Global Total Return Fund, Inc., Dryden Government Income Fund, Inc., Dryden Government Securities Trust, Dryden High Yield Fund, Inc., Dryden Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., MoneyMart Assets, Inc., Dryden Municipal Bond Fund, Dryden Municipal Series Fund, Jennison Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Strategic Partners Real Estate Securities Fund, Inc., Jennison Sector Funds, Inc., Dryden Short-Term Corporate Bond Fund, Inc., Jennison
Small Company Fund, Inc., Prudential Tax-Free Money Fund, Inc., Dryden
Large-Cap Core Equity Fund, Inc., Dryden Small-Cap Core Equity Fund, Inc., Dryden Total Return Bond Fund, Inc., Jennison 20/20 Focus Fund, Jennison U.S. Emerging Growth Fund, Inc., Jennison Value Fund, Prudential World Fund, Inc., Special Money Market Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Opportunity Funds, The Prudential Investment Portfolios, Inc., The Prudential Series Fund, Inc., The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10 and The Prudential Variable Contract Account-11.

PI'S DIRECTORS AND OFFICERS

     The business and other connections of PI's directors and principal executive officers are set forth below. The address of each person is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

NAME                                             POSITION WITH PI                              PRINCIPAL OCCUPATIONS
----                                             ----------------                              ---------------------
Shaun M. Byrnes                    Executive Vice President                        Executive Vice President, PI, Vice President,
                                                                                     Prudential

Robert F. Gunia                    Executive Vice President and Chief              Executive Vice President and Chief
                                     Administrative Officer                          Administrative Officer, PI; Vice President,
                                                                                     Prudential; President, Prudential Investment
                                                                                     Management Services LLC (PIMS); Executive
                                                                                     Vice President, Chief Administrative Officer
                                                                                     and Director of America Skandia Investment
                                                                                     Services, Inc.; Executive Vice President and
                                                                                     Director of American Skandia Fund Services,
                                                                                     Inc.; Executive Vice President, Chief
                                                                                     Administrative Officer and Director of
                                                                                     American Skandia Advisory Services, Inc.

William V. Healey                  Executive Vice President, Chief Legal Officer   Executive Vice President and Chief Legal
                                                                                     Officer, PI; Vice President and Associate
                                                                                     General Counsel, Prudential; Senior Vice
                                                                                     President, Chief Legal Officer and Secretary,
                                                                                     PIMS; Executive Vice President and Chief
                                                                                     Legal Officer of American Skandia Investment
                                                                                     Services, Inc.; Executive Vice President and
                                                                                     Chief Legal Officer of American Skandia Fund
                                                                                     Services, Inc.; Executive Vice President and
                                                                                     Chief Legal Officer of American Skandia
                                                                                     Advisory Services, Inc.

Keitha L. Kinne                    Executive Vice President                        Executive Vice President, PI; Executive Vice
                                                                                     President and Director of American Skandia
                                                                                     Investment Services, Inc. and Executive Vice
                                                                                     President and Director of American Skandia
                                                                                     Advisory Services, Inc.

Kevin B. Osborn                    Executive Vice President                        Executive Vice President, PI; Executive Vice
                                                                                     President and Director of American Skandia
                                                                                     Investment Services, Inc. and Executive Vice
                                                                                     President and Director of American Skandia
                                                                                     Advisory Services, Inc.

Stephen Pelletier                  Executive Vice President                        Executive Vice President, PI

Judy A. Rice                       Officer in Charge, President, Chief Executive   Officer-in-Charge, President, Chief Executive
                                     Officer and Executive Officer and Chief         Officer and Chief Operating Officer;
                                     Operating Officer                               Officer-in-Charge, Director, President, Chief
                                                                                     Executive Officer and Chief Operating Officer
                                                                                     of American Skandia Investment Services,
                                                                                     Inc., Officer-in-Charge, Director, President
                                                                                     and Chief Executive Officer of American
                                                                                     Skandia Fund Services, Inc.;
                                                                                     Officer-in-Charge, Director, President, Chief
                                                                                     Executive Officer and Chief Operating Officer
                                                                                     of American Skandia Advisory Services, Inc.

Philip N. Russo                    Executive Vice President, Chief Executive       Executive Vice President, Chief Financial
                                     Officer and Treasurer                           Officer and Treasurer PI; Director of
                                                                                     Jennison Associates LLC; Executive Vice
                                                                                     President and Director of American Skandia
                                                                                     Investment Services, Inc. and Executive Vice
                                                                                     President and Director of American Skandia
                                                                                     Advisory Services, Inc.

Lynn M. Waldvogel                  Executive Vice President                        Executive Vice President, PI; Chief Financial
                                                                                     Officer and Director of American Skandia Fund
                                                                                     Services, Inc.; Executive Vice President,
                                                                                     Chief Financial Officer and Director of
                                                                                     American Skandia Advisory Services, Inc.

THE DISTRIBUTOR AND TRANSFER AGENT

     Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, acts as the distributor of the shares of each Trust under separate distribution agreements with the Trusts. PIMS is a subsidiary of Prudential. Pursuant to separate distribution and service plans (the Plans) adopted under Rule 12b-1 under the Investment Company Act, the Strategic Partners Small Capitalization Growth Fund and Strategic Partners Small Capitalization Value Fund bear the expenses of distribution and service fees paid to PIMS with respect to their respective Class A, Class B and Class C shares. The Target Small Capitalization Growth Portfolio and Target Small Capitalization Value Portfolio do not bear any
Rule 12b-1 fees. For the fiscal year ended July 31, 2003, PIMS received distribution and servicing fees from the Strategic Partners Small
Capitalization Growth Fund and Strategic Partners Small Capitalization Value Fund as listed below:

                                                                    CLASS A     CLASS B      CLASS C       TOTAL
                                                                    -------     -------      -------       -----
Small Cap Growth Fund                                               $  9,478    $  56,742    $  59,816   $ 126,036
Small Cap Value Fund                                                $ 22,994    $ 149,902    $ 158,804   $ 331,700

     For the fiscal year ended July 31, 2003, PIMS has advised Strategic Partners Style Specific Funds of its receipt of approximate front-end sales charges from the Strategic Partners Small Capitalization Growth Fund and Strategic Partners Small Capitalization Value Fund as listed below:

                                                                                             CLASS A     CLASS C
                                                                                             -------     -------
Small Cap Growth Fund                                                                        $   8,200   $  11,600
Small Cap Value Fund                                                                         $  21,200   $  21,500

     From these fees, PIMS paid sales charges to affiliated broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs. PIMS has also advised Strategic Partners Style Specific Funds that for the fiscal year ended July 31, 2003, it received contingent deferred sales charges imposed upon certain redemptions by certain Class B and Class C shareholders of the Strategic Partners Small Capitalization Growth Fund and Strategic
Partners Small Capitalization Value Fund as listed below:

                                                                                             CLASS B     CLASS C
                                                                                             -------     -------
Small Cap Growth Fund                                                                        $  19,700   $   5,400
Small Cap Value Fund                                                                         $  48,400   $  17,100

     The Target Small Capitalization Growth Portfolio and Target Small Capitalization Value Portfolio each offer a single class of shares that is not subject to any front-end or contingent deferred sales charges.

     Each Trust's transfer agent is Prudential Mutual Fund Services LLC
(PMFS), 194 Wood Avenue South, Iselin, New Jersey 08830. For the fiscal year ended July 31, 2003, PMFS received fees of approximately $50,500 and $77,900 for its services in connection with the Strategic Partners Small Capitalization Growth Fund and Strategic Partners Small Capitalization Value Fund, respectively. For the fiscal year ended December 31, 2003, PMFS received fees of approximately $185,600 and $197,000 for its services in connection with the Target Small Capitalization Growth Portfolio and Target Small Capitalization Value Portfolio, respectively.

BROKERAGE

     During the fiscal year ended July 31, 2003, the Strategic Partners Small Capitalization Growth Fund and Strategic Partners Small Capitalization Value Fund each paid commissions, including the commissions paid to Wachovia Securities LLC or an affiliated broker-dealer, as follows:

                                                                                              PERCENTAGE OF DOLLAR
                                                                       PERCENTAGE OF          AMOUNT OF PORTFOLIO
                                      TOTAL        COMMISSIONS        TOTAL BROKERAGE      TRANSACTIONS INVOLVING THE
                                    BROKERAGE        PAID TO          COMMISSIONS PAID       PAYMENT OF COMMISSIONS
FUND NAME                          COMMISSIONS  AFFILIATED BROKERS  TO AFFILIATED BROKERS    TO AFFILIATED BROKERS
---------                          -----------  ------------------  ---------------------  --------------------------
Small Cap Growth Fund              $    98,142        $  15                 .02%                    .02%
Small Cap Value Fund               $   168,029        $  46                 .03%                    .05%

     During the fiscal year ended December 31, 2003, the Target Small Capitalization Growth Portfolio and Target Small Capitalization Value Portfolio each paid commissions, including the commissions paid to Wachovia Securities LLC or an affiliated broker-dealer, as follows:

                                                                                                     PERCENTAGE OF DOLLAR
                                                                               PERCENTAGE OF         AMOUNT OF PORTFOLIO
                                             TOTAL        COMMISSIONS         TOTAL BROKERAGE     TRANSACTIONS INVOLVING THE
                                           BROKERAGE        PAID TO          COMMISSIONS PAID       PAYMENT OF COMMISSIONS
FUND NAME                                 COMMISSIONS  AFFILIATED BROKERS  TO AFFILIATED BROKERS    TO AFFILIATED BROKERS
---------                                 -----------  ------------------  ---------------------  --------------------------
Target Small Cap Growth Portfolio         $  736,729      $  2,311                  0.31%                    0.14%
Target Small Cap Value Portfolio          $  476,544      $    432                  0.09%                    0.00%

                                                                       EXHIBIT C

                               OFFICER INFORMATION

NAME (AGE)                         OFFICE(S) WITH EACH TRUST                    PRINCIPAL OCCUPATIONS
----------                         -------------------------                    ---------------------
Lori E. Bostrom (41)               Secretary                       Vice President and Corporate Counsel (since
                                                                     October 2002) of Prudential; Vice President and
                                                                     Assistant Secretary (since May 2003) of American
                                                                     Skandia Investment Services, Inc.; formerly,
                                                                     various positions to Senior Counsel of The
                                                                     Guardian Life Insurance Company of America
                                                                     (February 1996-October 2002).

Marguerite E.H. Morrison (47)      Chief Legal Officer and         Vice President and Chief Legal Officer-Mutual
                                     Assistant Secretary             Funds and Unit Investment Trusts (since August
                                                                     2000) of Prudential; Senior Vice President and
                                                                     Secretary (since April 2003) of PI; Senior Vice
                                                                     President and Secretary (since May 2003) of
                                                                     American Skandia Investment Services, Inc.,
                                                                     American Skandia Advisory Services, Inc., and
                                                                     American Skandia Fund Services, Inc.; Vice
                                                                     President and Assistant Secretary of PIMS (since
                                                                     October 2001), previously Senior Vice President
                                                                     and Assistant Secretary (February 2001-April 2003)
                                                                     of PI, Vice President and Associate General
                                                                     Counsel (December 1996-February 2001) of PI and
                                                                     Vice President and Associate General Counsel
                                                                     (September 1987-September 1996) of Prudential
                                                                     Securities Incorporated.

Maryanne Ryan (38)                 Anti-Money Laundering           Vice President, Prudential (since November 1998);
                                     Compliance Officer              First Vice President of Prudential Securities
                                                                     (March 1997-May 1998); Anti-Money Laundering
                                                                     Officer of American Skandia Investment Services,
                                                                     Inc., American Skandia Advisory Services, Inc. and
                                                                     American Skandia Marketing, Inc.

Grace C. Torres (44)               Treasurer and Principal         Senior Vice President (since January 2000) of PI;
                                     Financial and Accounting        Senior Vice President and Assistant Treasurer
                                     Officer                         (since May 2003) of American Skandia Investment
                                                                     Services, Inc. and American Skandia Advisory
                                                                     Services, Inc.; Formerly First Vice President
                                                                     (December 1996-January 2000) of PI and First Vice
                                                                     President (March 1993-1999) of Prudential
                                                                     Securities Incorporated.

Judy A. Rice (55)                  President and Trustee           President, Chief Executive Officer, Chief
                                                                     Operating Officer and Officer-in-Charge (since
                                                                     2003) of PI; Director, Officer-in-Charge,
                                                                     President, Chief Executive Officer and Chief
                                                                     Operating Officer (since May 2003) of American
                                                                     Skandia Advisory Services, Inc.; Director,
                                                                     Officer-in-Charge, President, Chief Executive
                                                                     Officer and Chief Operating Officer (since May
                                                                     2003) of American Skandia Investment Services,
                                                                     Inc.; Director, Officer-in-Charge, President,
                                                                     Chief Executive Officer (since May 2003) of
                                                                     American Skandia Fund Services, Inc.; formerly
                                                                     various positions to Senior Vice President
                                                                     (1992-1999) of Prudential Securities Incorporated;
                                                                     and various positions to Managing Director
                                                                     (1975-1992) of Salomon Smith Barney; Member of
                                                                     Board of Governors of the Money Management
                                                                     Institute.

NAME (AGE)                         OFFICE(S) WITH EACH TRUST                    PRINCIPAL OCCUPATIONS
----------                         -------------------------                    ---------------------
Robert F. Gunia (57)               Vice President and Trustee      Executive Vice President and Chief Administrative Officer
                                                                     (since June 1999) of PI; Executive Vice President and
                                                                     Treasurer (since January 1996) of PI; President (since April
                                                                     1999) of Prudential Investment Management Services LLC (PIMS);
                                                                     Corporate Vice President (since September 1997) of The
                                                                     Prudential Insurance Company of America; Director, Executive
                                                                     Vice President and Chief Administrative Officer (since May
                                                                     2003) of American Skandia Investment Services, Inc.; American
                                                                     Skandia Advisory Services, Inc.; American Skandia Fund
                                                                     Services, Inc., formerly Senior Vice President (March 1987-May
                                                                     1999) of Prudential Securities Incorporated.

                                                                       EXHIBIT D

              OTHER FUNDS MANAGED BY RS INVESTMENT MANAGEMENT, L.P.

     The following table sets forth information relating to the other registered investment company funds for which RS Investments acts as an investment adviser or subadviser with investment objectives, policies and strategies that are substantially similar to those of the Growth Funds.


                                                      ANNUAL MANAGEMENT FEE            APPROXIMATE NET ASSETS
FUND                                              (AS A % OF AVERAGE NET ASSETS)          AS OF 12/31/03
----                                              ------------------------------       ----------------------
RS Smaller Company Growth Fund*                               1.00%                        $200.2 million
Diversified Investment Advisors                               0.45%                        $249.2 million
Security Benefit Small Cap                                    0.55%                        $ 29.1 million
SBL Series X                                                  0.55%                        $ 89.9 million


*  Not subadvised.

                  MANAGEMENT OF RS INVESTMENT MANAGEMENT, L.P.

     The table below lists the name, address, position with RS Investments and principal occupation of the principal executive officers and directors of RS Investments during the past five years.

                                                         POSITION WITH RS INVESTMENTS
NAME AND ADDRESS                                           AND PRINCIPAL OCCUPATION
----------------                                         ----------------------------
G. Randall Hecht                              Chief Executive Officer, RS Investment Management, L.P.,
22 Turtle Rock Court                          RS Growth Group LLC and RS Value Group LLC; President and
Tiburon, CA 94920                             Principal Executive Officer, RS Investment Trust;
                                              Chief Executive Officer, RS Investment Management Co., LLC

Benjamin L. Douglas                           Chief Legal Officer: RS Investment Management Co. LLC,
388 Market St., Suite 1700                    RS Investment Management, LP and RS Investment Management, Inc.,
San Francisco, CA 94111                       RS Growth Group LLC and RS Value Group LLC

Steven M. Cohen                               Chief Financial Officer, RS Investment Management Co. LLC,
1980 Grant Avenue #7                          Chief Financial Officer, RS Investment Management Inc.,
San Francisco, CA 94133                       RS Growth Group LLC, RS Value Group LLC Treasurer and
                                              RS Investment Trust

Scott R. Smith                                Chief Compliance Officer; RS Investment Management Co. LLC,
388 Market St., Suite 1700                    RS Investment Management, L.P., RS Investment Management Inc.,
San Francisco, CA 94111                       RS Growth Group LLC and RS Value Group LLC

                OTHER FUNDS MANAGED BY NFJ INVESTMENT GROUP, L.P.

     The following table sets forth information relating to the other registered investment company funds for which NFJ acts as an investment adviser or subadviser with investment objectives, policies and strategies that are substantially similar to those of the Value Funds.

                                                    ANNUAL MANAGEMENT FEE         APPROXIMATE NET
                                                    (AS A % OF AVERAGE NET         ASSETS AS OF
FUND                                                       ASSETS)                   12/31/03
----                                                ----------------------        ---------------
PIMCO NFJ Small Cap Value                                    0.85%                   $2252.2 mm
Merrill Lynch Global Selects Small Cap Value                 0.50%                   $   8.9 mm
Pacific Select Small Cap Value                               0.50%                   $ 317.9 mm
Smith Barney Consulting Group
  Capital Markets Small Cap Value                            0.50%                   $ 164.2 mm

                    MANAGEMENT OF NFJ INVESTMENT GROUP, L.P.

     The table below lists the name, address, position with NFJ and principal occupation of the principal executive officers and directors of NFJ during the past five years.

NAME AND ADDRESS                      POSITION WITH NFJ AND PRINCIPAL OCCUPATION
----------------                      ------------------------------------------
J. Chris Najork, CFA                  Job Description: portfolio manager, research analyst
Managing Director
2121 San Jacinto, Suite 1840          Bio: Mr. Najork is a founding partner of NFJ Investment Group.
Dallas, TX 75201                      He has over 30 years' experience encompassing equity research and portfolio management. Prior to the formation of NFJ Investment
                                      Group, he was a senior vice president, senior portfolio manager and analyst at NationsBank which he joined in 1974. Mr. Najork enjoyed a tour of duty as Director of Research for the University of Texas
                                      Endowment Fund in Austin, TX and returned to NationBanks's
                                      Corporate Asset Management Group. Mr. Najork received his BA degree and MBA from Southern Methodist University.

Ben J. Fischer, CFA                   Job Description: portfolio manager, research analyst, client service
Managing Director
2121 San Jacinto, Suite 1840          Bio: Mr. Fischer is a founding partner of NFJ Investment Group.
Dallas, TX 75201                      He has over 30 years' experience in portfolio management, investment analysis and research. Prior to founding NFJ in 1989, he was chief investment officer (institutional and fixed income), senior vice president and senior portfolio manager at NationsBank which he joined in 1971. Prior to joining NationsBank, Mr. Fischer was a securities analyst at Chase Manhattan Bank and Clark, Dodge. He received his BA degree in Economics and a JD degree from Oklahoma
                                      University, and an MBA from New York University.

                                      D-2


John L. Johnson, CFA                  Job Description: portfolio manager, research analyst, office administration
Managing Director
2121 San Jacinto, Suite 1840          Bio: Mr. Johnson is a founding partner of NFJ Investment Group.
Dallas, TX 75201                      He has over 30 years' experience in portfolio management, investment analysis and research. Prior to founding NFJ, he was co-chief investment officer, director of research, and senior vice president at NationsBank which he joined in 1964. In addition to over 20 years' experience in portfolio management, he has had responsibility for client counseling, marketing, and administrative services. Mr. Johnson received his BA degree in Finance from Texas Tech University and an MLA from Southern
                                      Methodist University.

Paul Magnuson                         Job Description: portfolio manager, research analyst
Managing Director
2121 San Jacinto, Suite 1840          Bio: Mr. Magnuson is our senior research analyst and a portfolio
Dallas, TX 75201                      manager with over 15 years' experience in equity analysis and portfolio management. He currently co-manages the Small-Cap Value and Value investment products for NFJ. Prior to joining NFJ Investment
                                      Group in 1992, Mr. Magnuson was an assistant vice president at
                                      NationsBank which he joined in 1985. Within the trust investment quantitative services group, he managed structured investment strategies and performed qualitative equity risk analysis on domestic and international portfolios. Mr. Magnuson received his BBA degree in Finance from the University of Nebraska in 1984.

Cliff Hoover, CFA                     Job Description: portfolio manager, research analyst, client service
Managing Director
2121 San Jacinto, Suite 1840          Bio: Mr. Hoover is a portfolio manager and currently co-manages the
Dallas, TX 75201                      PIMCO Small Cap Value Fund and the PIMCO Equity Income Fund. He
                                      has over 15 years' experience in financial analysis and portfolio management. Prior to joining NFJ Investment Group in 1997, he was a vice president at Credit Lyonnais and was responsible for the financial analysis and portfolio management of a diversified portfolio. He began his career as a financial analyst with
                                      NationsBank in 1985. Mr. Hoover received his BBA and MBA from
                                      Texas Tech University in 1984 and 1985, respectively.

                                      D-3


Jeff Partenheimer, CFA, CPA           Job Description: portfolio manager, research analyst, client service
Managing Director
2121 San Jacinto, Suite 1840          Bio: Mr. Partenheimer has over 16 years' experience in financial analysis,
Dallas, TX 75201                      portfolio management and large corporate finance. Jeff is co-portfolio manager of the PIMCO Equity Income and PIMCO Basic Value Funds. Prior
                                      to joining NFJ Investment Group in 1999, he spent 10 years in commercial banking and 4 years as a treasury director for a major telecommunications equipment manufacturer. He began his career as a financial analyst with
                                      First City Bank of Dallas in 1985. Mr. Partenheimer received his BBA degree in 1982 from the University of Texas and his MS-Finance degree from Texas Tech University in 1985.

Barbara Claussen                      Job Description: head equity trader, office administration
Managing Director, Head Trader
2121 San Jacinto, Suite 1840          Bio: Ms. Claussen is head equity trader with over 20 years' experience
Dallas, TX 75201                      in equity trading. Prior to joining NFJ Investment Group in 1989, she was a trader for NationsBank (which she joined in 1980). Barbara is a member of the Dallas Security Dealers Association and Trader
                                      Forum and she received her BS degree from the University of
                                      Wisconsin-Stout in 1978.

                                                                       EXHIBIT E

        SHAREHOLDER INFORMATION--STRATEGIC PARTNERS STYLE SPECIFIC FUNDS

     As of January 2, 2004, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of beneficial interest of each of the Strategic Partners Small Capitalization Growth Fund and Strategic Partners Small Capitalization Value Fund.

     As of January 2, 2004, the owners, directly or indirectly, of more than 5% of any class of the outstanding shares of beneficial interest of each Fund were as follows:


                        STRATEGIC PARTNERS SMALL CAPITALIZATION GROWTH FUND

NAME                                                        ADDRESS        CLASS         SHARES/%
----                                                        -------        -----         --------
Prudential Retirements Services
As Nominee for TTEE Cust 79013                         PO Box 5310
Tri State Orthopedics 401K                             Scranton PA 18505     A           72,874/11.56%

Prudential Retirement Services
As Nominee for TTEE Cust PI 107009                     PO Box 5310
NPK Constuction Equp Inc 401K                          Scranton PA 18505     A           75,273/11.94%


              STRATEGIC PARTNERS SMALL CAPITALIZATION VALUE FUND

NAME                                                        ADDRESS        CLASS         SHARES/%
----                                                        -------        -----         --------
Prudential Retirement Services
Nominee for Trustee PI 5105969                         PO Box 5310
Hill International, Inc. 401K                          Scranton PA 18505     A           221,283/24.27%


     As of January 2, 2004, Wachovia Securities LLC (Wachovia Securities) was record holder for other beneficial owners of the following shares of beneficial interest outstanding and entitled to vote in each Fund:

              STRATEGIC PARTNERS SMALL CAPITALIZATION GROWTH FUND

SHARE CLASS                                                                           SHARES/% OF CLASS
-----------                                                                           -----------------
Class A                                                                                 481,521/76.42%
Class B                                                                                 675,609/63.79%
Class C                                                                               1,021,795/85.16%

                STRATEGIC PARTNERS SMALL CAPITALIZATION VALUE FUND

SHARE CLASS                                                                           SHARES/% OF CLASS
-----------                                                                           -----------------
Class A                                                                                 689,418/75.62%
Class B                                                                                 943,204/67.24%
Class C                                                                               1,090,990/79.46%


     In the event of any meetings of shareholders, Wachovia Securities will forward, or cause the forwarding of, proxy materials to beneficial owners for which it is the record holder.

               SHAREHOLDER INFORMATION--THE TARGET PORTFOLIO TRUST

     As of January 2, 2004, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of beneficial interest of each of the Target Small Capitalization Growth Portfolio and Target Small Capitalization Value Portfolio, and there were no owners, directly or indirectly, of more than 5% of the outstanding shares of beneficial interest of each Portfolio.


     As of January 2, 2004, Wachovia Securities was record holder for other beneficial owners of 14,939,847 (98.88%) and 10,075,070 (92.31%) shares of beneficial interest outstanding and entitled to vote in the Target Small Capitalization Growth Portfolio and Target Small Capitalization Value Portfolio, respectively.

                                       E-1